                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 1995
                                                  ---------------

                                 Advanta Corp.
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             (Exact name of registrant as specified in its charter)





            Delaware                     0-14120                 23-1462070
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(State or other jurisdiction       (Commission File         (IRS Employer
of incorporation)                  Number)                  Identification No.)




Brandywine Corporate Center, 650 Naamans Road, Claymont, Delaware                      19703
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     (Address of principal executive offices)                                       (Zip Code)
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Registrant's telephone number, including area code: (302) 791-4400
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Form 8-K                      Advanta Corp.
August 15, 1995



Item 7.     Financial Statements and Exhibits.

(c)         Exhibits:

            The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No.33-60419) on Form S-3 of the
            registrant and are filed herewith for incorporation by reference in such Registration Statement.
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Form 8-K                                   Advanta Corp.
August 15, 1995


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Advanta Corp.


                                   By: /s/ Gene S. Schneyer
                                       ----------------------------------
                                       (Gene S. Schneyer, Vice President
                                       and General Counsel)




August 15, 1995
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Form 8-K                       Advanta Corp.
August 15, 1995


                               Index to Exhibits


Exhibit Number Per
Item 60l of
Regulation S-K                 Description of Document
--------------                 -----------------------

    1.3                        Underwriting Agreement, dated as of August 15,
                               1995, among Advanta Corp. and CS First Boston
                               Corporation, Salomon Brothers Inc, Merrill
                               Lynch, Pierce, Fenner & Smith Incorporated and
                               William Blair & Co.

    4.2                        Specimen of 6 3/4% Convertible Class B Preferred
                               Stock, Series 1995 (Stock Appreciation Income
                               Linked Securities (SAILS)) Certificate.


    4.3                        Certificate of Designations, Preferences,
                               Rights and Limitations of Advanta Corp.'s 6 3/4%
                               Convertible Class B Preferred Stock, Series
                               1995 (Stock Appreciation Income Linked
                               Securities (SAILS))

    4.10                       Form of Deposit Agreement, dated as of
                               August 15, 1995, among Advanta Corp. and
                               Mellon Securities Trust Company and the Holders from Time to Time of the Depositary Receipts
                               Described Herein in Respect of the 6 3/4%
                               Convertible Class B Preferred Stock, Series
                               1995 (Stock Appreciation Income Linked
                               Securities (SAILS))(with form of Depositary
                               Receipt as an exhibit thereto).

    8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen as to certain tax matters.